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                                 EXHIBIT 10(k)

                             SOTHEBY'S NEVADA, INC.
                      5600 Spring Mountain Road, Suite 104
                            Las Vegas, Nevada 89102

Acquavella Contemporary Art, Inc.                              December 15, 2001
c/o Mr. William R. Acquavella
1400 South Virginia Street
Reno, Nevada 89502

Dear Bill:

    This letter agreement amends the Agreement of Partnership (the 'Partnership Agreement') of Acquavella Modern Art, a Nevada general partnership, dated May 29, 1990, between Sotheby's Nevada, Inc., a Nevada corporation ('Sotheby's Partner'), and Acquavella Contemporary Art, Inc., a Nevada corporation ('Acquavella Partner').

    By a letter of amendment on December 1, 2000, we agreed to extend the term of the Partnership Agreement through March 31, 2002. By this letter of amendment, we are agreeing to extend the term of the Partnership Agreement for one additional year through March 31, 2003. Accordingly, each of the Sotheby's Partner and the Acquavella Partner hereby agree to amend Section 1.5(iii) of the Partnership Agreement to delete the reference to December 31, 2000 (subsequently amended to March 31, 2002), and substitute therefore the date of 'March 31, 2003.'

    Except as amended hereby, the Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed.

    Please sign this letter agreement in the space provided below. Upon execution on behalf of the Acquavella Partner, this letter agreement shall be effective as of the date of this letter.

                                          SOTHEBY'S NEVADA, INC.


                                          By: /s/ William F. Ruprecht
                                             ----------------------------------

                                          Name: William F. Ruprecht
                                                -------------------------------

                                          Title: President
                                                 ------------------------------


AGREED AND ACCEPTED
ACQUAVELLA CONTEMPORARY ART, INC.


By: /s/ William Acquavella
    ----------------------------------

Name: William Acquavella
      --------------------------------

Title: President
       -------------------------------